Exhibit 99.2

First Quarter 2006 Results

Supplemental Information

May 10, 2006

First Quarter 2006 Investor Update
“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words.  We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control.  Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

First Quarter 2006 Investor Update
➢
Improvement in industry-leading customer metrics
➢
Growth in core residential and commercial revenue
➢
Expanding EBITDA margins
➢
Active portfolio management - Megacable, Con Ed
➢
Dramatic credit profile improvement
➢
On track for 2006 guidance
1Q06 Highlights

First Quarter 2006 Investor Update
Deliver Robust EBITDA & Cash Flow Growth
Margin Expansion
Revenue Growth
Portfolio
Management
➢
Improve productivity
➢
Renegotiate contracts
Reduce overhead
➢
Groom network
➢
➢
Increase ARPC
➢
Increase penetration
➢
Increase homes passed
➢
Commercial
➢
Realize value of non-core assets
➢
Evaluate opportunistic M&A alternatives
Strategy

First Quarter 2006 Investor Update
Margin Expansion
Revenue Growth
Portfolio
2006 Objectives
➢
Hold the line on direct costs
➢
Reduce G&A by at least $25M
➢
Generate positive free cash flow in 2H06
➢
Strengthen product offerings and sales / marketing execution
Reduce churn via improved overall service quality and lifecycle focus
➢
➢
Build / Re-build homes
➢
Leverage Con Ed platform to accelerate Commercial growth
➢
Close / Integrate Con Ed
➢
Close Megacable
➢
SF / LA
➢
Evaluate additional tuck-in opportunities

First Quarter 2006 Investor Update
Average Revenue per Customer
Industry Leading Metrics Continue to Improve
Digital Penetration
Bundle Percentage
Revenue Generating Units
887
885
(1)
Reflects new customer and RGU reporting methodology effective 1/1/06; amounts may not be comparable to those reported prior to December 31, 2005

66.8%
67.4%
(1)
(1)
(1)
(1)
(1)
(1)
(1)
Key Operating Metrics

First Quarter 2006 Investor Update
Churn
ARPC
Customers & Penetration
% Bundled & RGU’s per Customer
1Q06 Market Statistics

First Quarter 2006 Investor Update
  Add - Ons
Basic
Custom
Total
Communications
Product
Local Phone
with Features
Local & LD Phone
with Features
Local & LD Phone
with Features
   Expanded Basic
Cable
   Expanded Basic
Cable
   Expanded Basic
& New Digital Cable
1.5 mbps /
384 kbps
5 mbps /
384 kbps
10 mbps / 800 kbps
 with Home Network
Internet
Cable
Phone
   DVR, HD, VOD,
SVOD
20 Mbps /
2 Mbps
International
Dialing
Leading Triple Play Offers

First Quarter 2006 Investor Update
Drive Growth in Core Residential and Commercial Revenue
Revenue Growth Initiatives
➢
New bundled and a la carte offers
➢
Enhanced digital tier
➢
Rate increases
➢
New content
➢
20 Mbps cable modem
➢
Build / Re-build homes
➢
Commercial growth
-
Leverage Con Ed acquisition

First Quarter 2006 Investor Update
Targeting at least $25M of G&A savings in 2006
Cost Initiatives
Direct Costs
➢
Mitigate programming increases
➢
Continue network grooming and rate reductions
G&A
➢
Roll out work force automation
Renegotiate support contracts
➢
➢
Centralize network management and corporate functions
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Consolidate facilities and exit / sublease excess space
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Improve customer care tools
➢
Reduce property taxes, insurance, and other administrative costs

First Quarter 2006 Investor Update
Revenue Trends
Commercial
Total Revenue
Core Residential Revenue
Other Residential Revenue(1)
(1)  Other residential revenue includes dial-up and reciprocal compensation
(2)  Reflects ConEd contribution beginning March 17, 2006
($ in millions)
$126.9
$127.0
$129.1
$9.4
$7.0
$6.4
(2)
(2)

First Quarter 2006 Investor Update
Direct Cost
Sales, General & Administrative
EBITDA & EBITDA Margin(1)
($ in millions)
(1)   Reflects ConEd contribution beginning March 17, 2006 (Direct Cost $0.7M, SG&A $1.2M, EBITDA $0.0M)
(2)   1Q05 EBITDA includes $2.6M benefit from cumulative effect of accounting change
(3)   1Q06 SG&A excludes non-cash stock based compensation
Capital Expenditures
% of
Revenue
% of
Revenue
(2)
(1)
(1) (3)
(1)
$11.4
$34.1
$15.1
% of
Revenue
Key Financial Trends

First Quarter 2006 Investor Update
Strong Financial Position
Debt / Net Debt
Leverage Ratio(1)
Free Cash Flow
(1)  Calculated on a trailing 12 month basis
($ in millions)
Cash & Short Term Investments

First Quarter 2006 Investor Update
Capital Structure Update
➢
Megacable sale proceeds used to pay down first-lien debt
-
Reduced leverage by ~3 turns
-
Interest savings of nearly $30m/yr
-
Positions RCN to generate positive FCF in 2H06
➢
Moody's upgrade on 4/27
-
Corporate Rating = B1 (two notch upgrade)
-
Bank Rating = Ba3 (three notch upgrade)
➢
Launched first lien refinancing on 4/28
-
$75M term loan to refinance $35M remaining first lien plus $40M outstanding third lien
-
$55M revolver to replace combined $55M existing l/c facilities
-
Significant improvements in pricing and terms
-
Second lien will remain outstanding

First Quarter 2006 Investor Update
Revenue                                                           $600 -$605M
EBITDA                                                           $115 - $120M
Capital Expenditures                                            $85 - $90M
2006 Outlook